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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                             JAWS TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                             98-0167013
    (State of incorporation                 (I.R.S. Employer
       or organization)                   Identification Number)


         603-7 Avenue S.W., Suite 380, Calgary, Alberta, CANADA T2P 2T5
             (Address of principal executive offices) (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered
               None                          ______________________________

_________________________________            ______________________________

_________________________________            ______________________________

               If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

               If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

               Securities Act registration statement file number to which this form relates: 333-65583 (if applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                     Common Stock, par value $.001 per share
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to Be Registered

        Common Stock, par value $.001 per share (Incorporated by reference to Form SB-2 Registration Statement No. 333-65583, as filed with the Securities and Exchange Commission)

Item 2.  Exhibits

        1.1     Specimen Common Stock Certificate of Registrant

        2.1     Amended Articles of Incorporation of Registrant

                Articles of Incorporation of "E-Biz" Solutions, Inc. (now known as Jaws US), as amended dated March 11, 1998.

                (Incorporated by reference herein from Exhibit 3.1.1 to Form SB-2 Registration Statement No. 333-65583).

        2.2     Bylaws of Registrant

                Bylaws of E-Biz Solutions Inc.. (now known as Jaws US), dated January 27, 1997.

                (Incorporated by reference herein from Exhibit 3.2.1 to Form SB-2 Registration No. 333-65583).






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                                   SIGNATURES


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      JAWS TECHNOLOGIES, INC.




Date: October 13, 1998                By  /s/   ROBERT KUBBERNUS
                                         --------------------------------------
                                         Robert Kubbernus, CEO



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